1 INDEPENDENCE CONTRACT DRILLING, INC. RESTRICTED STOCK UNIT AWARD AGREEMENT TIME VESTING PARTIAL CASH SETTLEMENT OPTION Director Grantee: 1. Grant of Restricted Stock Unit Award. (a) As of [_______ __, 20__], the date of this agreement (this “Agreement”), Independence Contract Drilling, Inc., a Delaware corporation (the “Company”), hereby grants to the Grantee (identified above) [_______] restricted stock units (the “RSUs”) pursuant to the Amended and Restated Independence Contract Drilling, Inc. 2012 Omnibus Incentive Plan, as amended (the “Plan”). Each RSU represents the opportunity to receive one share of Common Stock of the Company, or for a portion of the RSUs the value of one share of Common Stock of the Company, as set forth in Section 5(b) below, based upon satisfaction of the vesting requirement contained herein. The Plan is hereby incorporated in this Agreement in its entirety by reference. In the event of a conflict between the terms of the Plan and the terms of this Agreement, the terms of the Plan shall control. 2. Definitions. All capitalized terms used herein shall have the meanings set forth in the Plan unless otherwise provided herein. Exhibit A sets forth meanings for certain of the capitalized terms used in this Agreement. 3. Vesting and Forfeiture. Except as otherwise provided in Exhibit C, all unvested RSUs will be forfeited automatically by the Grantee for no consideration upon termination for any reason of Grantee’s directorship with the Company or its affiliates (the “Company Group”) prior to the Vesting Date. To the extent not previously forfeited, the number of RSUs vesting shall, to the extent not vesting earlier pursuant to Exhibit B, vest entirely on the one-year anniversary of the date of grant set forth above (the “Vesting Date”). 4. Purchase Price. No consideration shall be payable by the Grantee to the Company for the RSUs. 5. Restrictions on RSUs and Settlement of Vested RSUs. (a) No Dividend Equivalents are granted with to any RSUs. (b) The Company shall settle all vested RSUs within 30 days of the date such RSUs vest as follows: (i) to the extent Grantee elects by written communication delivered to the Company prior to or on the Vesting Date, up to [_____________ (______)] of the total number of RSUs subject to this Award shall be settled in cash and with respect to each such cash-settled RSU, the Company shall pay to the Grantee an amount equal to the Fair Market Value of one share of

2 Common Stock as of the Vesting Date; and (ii) all or the remaining number after giving effect to any election by Grantee in the foregoing clause (i), as applicable, of the total number of RSUs subject to this Award shall be settled in shares of Common Stock and with respect to each such share-settled RSU, the Company shall issue to the Grantee one share of Common Stock. (c) Nothing in this Agreement or the Plan shall be construed to: (i) give the Grantee any right to be awarded any further RSUs or any other Award in the future, even if RSUs or other Awards are granted on a regular or repeated basis, as grants of RSUs and other Awards are completely voluntary and made solely in the discretion of the Committee; (ii) give the Grantee or any other person any interest in any fund or in any specified asset or assets of the Company or any Affiliate; or (iii) confer upon the Grantee the right to continue in the employment or service of the Company or any Affiliate, or affect the right of the Company or any Affiliate to terminate the employment or service of the Grantee at any time or for any reason. (d) The Grantee shall not have any voting rights with respect to the RSUs. 6. Independent Legal and Tax Advice. Grantee acknowledges that the Company has advised Grantee to obtain independent legal and tax advice regarding the grant, holding, vesting and settlement of the RSUs in accordance with this Agreement and any disposition of any such Awards or the shares of Common Stock issued with respect thereto. 7. Reorganization of Company. The existence of this Agreement shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue or bonds, debentures, preferred stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. Except as otherwise provided herein, in the event of a Corporate Change as defined in the Plan, Section 4.5 of the Plan shall be applicable. 8. Investment Representation. Grantee will enter into such written representations, warranties and agreements as the Company may reasonably request in order to comply with any federal or state securities law. Moreover, any stock certificate for any shares of stock issued to Grantee hereunder may contain a legend restricting their transferability as determined by the Company in its discretion. Grantee agrees that the Company shall not be obligated to take any affirmative action in order to cause the issuance or transfer of shares of Stock hereunder to comply with any law, rule or regulation that applies to the shares subject to this Agreement. 9. No Guarantee of Employment. This Agreement shall not confer upon Grantee any right to continued employment with the Company or any Affiliate thereof.

3 10. Withholding of Taxes. The Company or an Affiliate shall be entitled to satisfy, pursuant to Section 16.3 of the Plan, any and all tax withholding requirements with respect to RSUs. 11. General. (a) Notices. All notices under this Agreement shall be mailed or delivered by hand to the parties at their respective addresses set forth beneath their signatures below or at such other address as may be designated in writing by either of the parties to one another, or to their permitted transferees if applicable. Notices shall be effective upon receipt. (b) Transferability of Award. The rights of the Grantee pursuant to this Agreement are not transferable by Grantee. No right or benefit hereunder shall in any manner be liable for or subject to any debts, contracts, liabilities, obligations or torts of Grantee or any permitted transferee thereof. Any purported assignment, alienation, pledge, attachment, sale, transfer or other encumbrance of the RSUs, prior to the lapse of restrictions, that does not satisfy the requirements hereunder shall be void and unenforceable against the Company. (c) Amendment and Termination. No amendment, modification or termination of this Agreement shall be made at any time without the written consent of Grantee and the Company. (d) No Guarantee of Tax Consequences. The Company and the Committee make no commitment or guarantee that any federal, state, local or other tax treatment will (or will not) apply or be available to any person eligible for compensation or benefits under this Agreement. The Grantee has been advised and been provided the opportunity to obtain independent legal and tax advice regarding the granting, vesting and settlement of RSUs pursuant to the Plan and this Agreement and the disposition of any Common Stock acquired thereby. (e) Section 409A. The award of RSUs hereunder is intended to either comply with or be exempt from Section 409A, and the provisions of this Agreement shall be administered, interpreted and construed accordingly. If the Grantee is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code on the date on which the Grantee has a “separation from service” (other than due to death) within the meaning of Section 1.409A-1(h) of the Treasury Regulations, notwithstanding the provisions of this Agreement, any transfer of shares or other compensation payable on account of Grantee’s separation from service that constitute deferred compensation under Section 409A shall take place on the earlier of (i) the first business day following the expiration of six months from the Grantee’s separation from service, or (ii) such earlier date as complies with the requirements of Section 409A. To the extent required under Section 409A, the Grantee shall be considered to have terminated employment with the Company or its affiliates (the “Company Group”) when the Grantee incurs a “separation from service” with respect to the Company Group within the meaning of Section 409A(a)(2)(A)(i) of the Code. (f) Severability. In the event that any provision of this Agreement shall be held illegal, invalid or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Agreement, and the Agreement shall be construed and enforced as if the illegal, invalid or unenforceable provision had not been included therein.

4 (g) Supersedes Prior Agreements. This Agreement shall supersede and replace all prior agreements and understandings, oral or written, between the Company and the Grantee regarding the grant of the RSUs covered hereby. (h) Governing Law. This Agreement shall be construed in accordance with the laws of the State of Delaware without regard to its conflict of law provisions, to the extent federal law does not supersede and preempt Delaware law. (i) No Trust or Fund Created. This Agreement shall not create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Grantee or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliates pursuant to this Agreement, such right shall be no greater than the right of any general unsecured creditor of the Company or any Affiliate. (j) Clawback Provisions. Notwithstanding any other provisions in this Agreement to the contrary, any incentive-based compensation, or any other compensation, payable pursuant to this Agreement or any other agreement or arrangement with the Company or an affiliate which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company or an affiliate pursuant to such law, government regulation or stock exchange listing requirement.) (k) Other Laws. The Company retains the right to refuse to issue or transfer any Stock if it determines that the issuance or transfer of such shares might violate any applicable law or regulation or entitle the Company to recover under Section 16(b) of the Securities Exchange Act of 1934. (l) Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under the Grantee.

5 IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by its duly authorized officer and Grantee has hereunto executed this Agreement as of the date set forth above. INDEPENDENCE CONTRACT DRILLING, INC. By: Name: ______________________________________ Title: ______________________________________ Address for Notices: Independence Contract Drilling, Inc. 11601 North Galayda Street Houston, Texas 77086 Attn: Chief Executive Officer GRANTEE Address for Notices: Executive’s then current address shown in the Company’s records.

6 Exhibit A Certain Definitions. “Change of Control” shall mean: (i) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50 percent or more of either (A) the then outstanding shares of common stock or membership interests of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors or managers (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection A, the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from the Company or any acquisition by the Company; or (2) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or (3) any acquisition by any corporation pursuant to a transaction that complies with clauses (1), (2) and (3) of subsection (i) of this definition; or (i) individuals, who, as of the date hereof constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders or members, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for purpose of this subsection (ii), any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; (ii) consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Corporate Transaction") in each case, unless, following such Corporate Transaction, (1) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 60 percent of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation that as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of

7 the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding any corporation resulting from such Corporate Transaction or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction) beneficially owns, directly or indirectly, 20 percent or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Corporate Transaction and (3) at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Corporate Transaction; or (iii) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

8 Exhibit B Change of Control. Notwithstanding any other provision of this Agreement to the contrary, if, prior to the scheduled Vesting Date, a Change of Control occurs, then any unvested RSUs shall immediately vest upon the occurrence of the Change of Control.